Employee Service Charges and Other Restructuring Costs	12 Months Ended
Dec. 31, 2011
Employee Service Charges and Other Restructuring Costs [Abstract]
EMPLOYEE SERVICE CHARGES AND OTHER RESTRUCTURING COSTS
20.	EMPLOYEE SERVICE CHARGES AND OTHER RESTRUCTURING COSTS

During the first quarter of 2011, Beneficial’s management completed a comprehensive review of the Bank’s operating cost structure and finalized an expense management reduction program. As a result of this review, the Bank reduced approximately 4% of its workforce. Additionally, the Bank made the decision to consolidate five of its branch locations into other existing branches. These actions resulted in a $4.1 million restructuring charge, which consisted of $2.5 million of severance expense, $672 thousand of payments due under employment contract and other costs, and $947 thousand of fixed asset retirement expense. During the second quarter of 2011, $978 thousand of additional severance expense was accrued relating to the departure of an executive officer. These charges are included in restructuring charge, a component of non-interest expense, within the Company’s consolidated statements of operations. A schedule of the current restructuring and severance accrual is summarized below as of December 31, 2011:

(Dollars in thousands)	Severance	Contract termination and other costs	Total
Accrued at January 1, 2011	$—	$—	$—
Restructuring charge	3,455	1,603	5,058
Paid during 2011	(2,428)	(1,291)	(3,719)

Accrued at December 31, 2011	$1,027	$312	$1,339